UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 14, 2021
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, the Board of Directors (the “Board”) of New Relic, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board to eleven directors and appointed Takeshi Numoto to serve as a member of the Board, effective immediately. Mr. Numoto will serve as a Class III director, whose term expires at the annual meeting of stockholders to be held in 2023.

Takeshi Numoto, age 50, has served as Executive Vice President and Commercial Chief Marketing Officer of Microsoft Corporation (“Microsoft”), a multinational technology company, since March 2020. Prior to that role, Mr. Numoto held a number of roles within Microsoft, including Corporate Vice President, Cloud Marketing from January 2012 to March 2020 and Corporate Vice President, Office Marketing from January 2009 to January 2012. Mr. Numoto holds a B.A. in Law from the University of Tokyo and an M.B.A. from Stanford University. The Company believes Mr. Numoto is qualified to serve as a member of its Board because of his extensive experience as a senior executive in the technology industry.

Mr. Numoto is entitled to cash and equity compensation for service on the Board and its committees in accordance with the Company’s Non-Employee Director Compensation Policy, as amended. In addition, Mr. Numoto entered into the Company’s standard form of indemnification agreement. For a description of the material terms of this agreement, see “Transactions With Related Persons—Indemnification Agreements” in the Company’s definitive proxy statement for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), as filed with the Securities and Exchange Commission on July 6, 2021.

There are no arrangements or understandings between Mr. Numoto and any other persons pursuant to which either was selected as a member of the Board. There are also no family relationships between Mr. Numoto and any director or executive officer of the Company, and Mr. Numoto does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: December 16, 2021	By:	/s/ Mark Sachleben
Mark Sachleben Chief Financial Officer